Exhibit 10.8

Series C Preferred Subordination Agreement

This Subordination Agreement (the “Agreement”) is made as of August     , 2018, by and between Perceptive Credit Holdings II, LP, a Delaware limited partnership, in its capacity as Administrative Agent (as hereinafter defined) for the Lenders (as hereinafter defined), Icagen, Inc., a Delaware corporation (“Parent”), and the other parties signatory hereto (each, a “Holder” and collectively the “Holders”).

Recitals

A. Reference is made to that certain Credit Agreement and Guaranty (such agreement as it may be amended from time to time, the “Parent Credit Agreement”), dated as of August     , 2018, among Parent, as borrower, the subsidiaries of Parent from time to time party thereto (collectively with Parent, the “Parent Loan Parties”), the lenders from time to time party thereto (collectively, the “Parent Agreement Lenders”), and Perceptive Credit Holdings II, LP, in its capacity as administrative agent for the Parent Agreement Lenders (the “Parent Agreement Administrative Agent”);

B. Reference is further made to that certain Credit Agreement and Guaranty (such agreement as it may be amended from time to time, the “Icagen-T Credit Agreement” and collectively with the Parent Credit Agreement, the “Credit Agreements”), dated as of August     , 2018, among Icagen-T, Inc., a Delaware corporation (“Icagen-T”), as borrower, Parent and the subsidiaries of Parent from time to time party thereto (collectively with Icagen-T, the “Icagen-T Loan Parties” and the Icagen-T Loan Parties collectively with the Parent Loan Parties, the “Loan Parties”), the lenders from time to time party thereto (collectively, the “Icagen-T Agreement Lenders”, and the Icagen-T Agreement Lenders collectively with the Parent Agreement Lenders, the “Lenders”), and Perceptive Credit Holdings II, LP, in its capacity as administrative agent for the Icagen-T Agreement Lenders (the “Icagen-T Agreement Administrative Agent”, and in its capacity as both Parent Agreement Administrative Agent and Icagen-T Agreement Administrative Agent, the “Administrative Agent”);

C. Parent, under the Parent Credit Agreement and Icagen-T, under the Icagen-T Credit Agreement have each requested and/or obtained certain loans or other credit accommodations from Lenders which are or may be from time to time secured by assets and property of the Loan Parties.

D. Holders have acquired from Parent shares of Parent’s Series C Convertible Redeemable Preferred Stock (“Preferred Stock”).

E. In order to induce Lenders to extend credit to Parent and Icagen-T and, at any time or from time to time, at Lenders’ option, to make such further loans, extensions of credit, or other accommodations to or for the account of Parent and/or Icagen-T, or to purchase or extend credit upon any instrument or writing in respect of which Parent and/or Icagen-T may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Lenders may deem advisable, each Holder is willing to subordinate all of its rights to cash payments of the Accruing Dividends (as such term is defined in that certain Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Redeemable Preferred Stock, dated as of April 3, 2018) to all of Parent’s and Icagen-T’s indebtedness and obligations to the Administrative Agent and the Lenders.

Now, Therefore, The Parties Agree As Follows:

1. Each Holder hereby acknowledges and agrees that until such time as the Obligations (as such term is defined in each of the Credit Agreements, collectively) are indefeasibly paid in full (other than Warrant Obligations, as defined in each of the Credit Agreements), Parent is prohibited from paying to the Holders any Accruing Dividends.

2. Parent hereby acknowledges and agrees that until such time as the Obligations are indefeasibly paid in full (other than Warrant Obligations), it shall not declare, pay or set aside any dividends on shares of any class or series of capital stock of Parent, including, without limitation, on the Preferred Stock (other than dividends on shares of common stock payable solely in shares of common stock).

3. Until such time as the Obligations are indefeasibly paid in full (other than Warrant Obligations), each Holder shall hold in trust for the Administrative Agent and the Lenders and promptly deliver to the Administrative Agent in the form received (except for endorsement or assignment by such Holder where required by the Administrative Agent), for application to the Obligations, any payment, distribution, security or proceeds received by Holder with respect to the Accruing Dividends.

4. Parent shall not amend the terms of the Preferred Stock in any manner that is materially adverse to the Administrative Agent or the Lenders without the prior written consent of the Administrative Agent. To the extent that Parent issues any additional Preferred Stock to a holder who is not a Holder, then Parent shall cause such holder to agree to the terms of this Agreement by executing and delivering to the Administrative Agent a joinder to this Agreement.

5. This Agreement constitutes the legal, valid and binding obligation of Parent and each Holder, enforceable against Parent and such Holder in accordance with its terms.

6. This Agreement shall bind any successors or assignees of each Holder and shall benefit any successors or assigns of the Administrative Agent and the Lenders. This Agreement shall remain effective until terminated in writing by the Administrative Agent. This Agreement is solely for the benefit of Holders and the Administrative Agent and the Lenders and not for the benefit of Parent or any other party. Each Holder further agrees that if Parent and/or Icagen-T is in the process of refinancing any portion of the Credit Agreements with a new lender, and if the Administrative Agent makes a request of such Holder, such Holder shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

7. Each Holder hereby agrees to execute such documents and/or take such further action as the Administrative Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Administrative Agent.

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8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Each HOLDER, PARENT and the ADMINISTRATIVE Agent agree that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof SHALL be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York and irrevocably submits to the NONexclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. EACH HOLDER, PARENT AND ADMINISTRATIVE AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

9. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Holder is relying on any representations by the Administrative Agent, the Lenders or Parent in entering into this Agreement, and each Holder has kept and will continue to keep itself fully apprised of the financial and other condition of Parent. This Agreement may be amended only by written instrument signed by the Holders, Parent and the Administrative Agent.

10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Administrative Agent:

Perceptive Credit Holdings II, LP

By:	Perceptive Credit Opportunities GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Series C Preferred Subordination Agreement]

Holder:

By:
Timothy Tyson

[Signature Page to Series C Preferred Subordination Agreement]

Holder:

By:
Clive Kabatznik

[Signature Page to Series C Preferred Subordination Agreement]

Parent:

Icagen, Inc.

By:
Name:
Title:

[Signature Page to Series C Preferred Subordination Agreement]